TENTH AMENDMENT TO
MUTUAL FUND CUSTODY AND SERVICES AGREEMENT

This Amendment dated January 10, 2014 to the Mutual Fund Custody and Services Agreement effective November 26, 2008 (the “Agreement”) by and between ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “VIP Trust”), ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST (the “FOF Trust”) and THE BANK OF NEW YORK MELLON (the “Custodian”).

WHEREAS, the VIP Trust, the FOF Trust and the Custodian have entered into the Agreement;

WHEREAS, the parties wish to amend the Agreement in order to change the name of the following fund of the VIP Trust effective January 24, 2014:  AZL® Columbia Mid Cap Value Fund will change to AZL® MFS Mid Cap Value Fund

WHEREAS, the parties wish to amend the Agreement in order to add the following fund to the FOF Trust effective January 10, 2014:  AZL MVP T. Rowe Price Capital Appreciation Fund; and

WHEREAS, in order to effectuate the above changes, Appendix F to the Agreement must be amended.

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1.	To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust, the FOF Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VIP Trust, the FOF Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Mike Tanski
Name: Mike Tanski
Title: VP Operations
Date: 1/14/14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By: /s/ Mike Tanski
Name: Mike Tanski
Title: VP Operations
Date: 1/14/14

THE BANK OF NEW YORK MELLON

By: /s/ Patricia L Farbacher
Name: Patricia L. Farbacher
Title: Managing Director
Date: 1/14/14

APPENDIX F
List of Funds
(as of 1/10/14)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Fund Name	Status

AZL® Invesco International Equity Fund (formerly AZL® AIM International Equity Fund)	As of 11/26/08; name change 5/1/10
AZL® BlackRock Capital Appreciation Fund	As of 11/26/08
AZL® MFS Mid Cap Value Fund (formerly AZL® Columbia Mid Cap Value Fund)	As of 11/26/08; name change 1/24/14
AZL® Columbia Small Cap Value Fund	As of 11/26/08
AZL David New York Venture Fund (formerly AZL® Davis NY Venture Fund)	As of 11/26/08; name change 4/27/12
AZL Dreyfus Research Growth Fund (formerly AZL® Dreyfus Equity Growth Fund) (formerly AZL Dreyfus Founders Equity Growth Fund)	11/26/08; name change 4/27/09; named change 4/27/12
AZL® Federated Clover Small Value Fund (formerly AZL® Franklin Small Cap Value Fund)	As of 11/26/08; name change 2/27/12
AZL® MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)	As of 11/26/08; name change 10/26/09
AZL® Money Market Fund	As of 11/26/08
AZL® Allianz AGIC Opportunity Fund (formerly AZL® OCC Opportunity Fund)	Closed 05/14/13
AZL® JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund)	11/26/08; name change 1/26/09
AZL® S&P 500 Index Fund	As of 11/26/08
AZL® Schroder Emerging Markets Equity Fund	As of 11/26/08
AZL® Small Cap Stock Index Fund	As of 11/26/08
AZL® Oppenheimer Discovery Fund (formerly AZL® Turner Quantitative Small Cap Growth Fund)	As of 11/26/08; name change 2/27/12
AZL® MFS Value Fund (formerly AZL Eaton Vance Large Cap Value Fund; formerly AZL Van Kampen Comstock Fund)	As of 11/26/08; name change 10/26/09; name change 09/14/12
AZL® Invesco Equity and Income Fund (formerly AZL® Van Kampen Equity and Income Fund)	As of 11/26/08: name change 5/2/11
AZL® JPMorgan International Opportunities Fund (formerly AZL® Morgan Stanley International Equity Fund, AZL® Van Kampen International Equity Fund and AZL Van Kampen Global Franchise Fund)	As of 11/26/08; name change 10/26/09; name change 6/1/10; name change 5/2/11
AZL® Morgan Stanley Global Real Estate Fund (formerly AZL® Van Kampen Global Real Estate Fund)	As of 11/26/08; name change 6/1/10
AZL® Invesco Growth and Income Fund (formerly AZL® Van Kampen Growth and Income Fund)	As of 11/26/08; name change 5/2/11
AZL® Morgan Stanley Mid Cap Growth Fund (formerly AZL® Van Kampen Mid Cap Growth Fund)	As of 11/26/08; name change 6/1/10
AZL® Allianz AGIC Growth Fund (formerly AZL® OCC Growth Fund)	Opened 10/26/09; name change 7/1/10; closed 10/15/10
AZL® NFJ International Value Fund	Opened 5/1/09
AZL® NACM International Growth Fund	Opened 10/26/09; closed 10/15/10
AZL® Mid Cap Index Fund	Opened 5/1/09
AZL ®International Index Fund	Opened 5/1/09
AZL® Enhanced Bond Index Fund	Opened 5/1/09
AZL® Franklin Templeton Founding Strategy Plus Fund	Opened 10/26/09
AZL Russell 1000 Value Fund	Opened 04/30/10
AZL Russell 1000 Growth Fund	Opened 04/30/10
AZL Gateway Fund	Opened 04/30/10
AZL Blackrock Global Allocation Fund	Opened 01/11/12
AZL Pyramis Core Bond Fund	Opened 08/31/12

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL® Fusion Balanced Fund	As of 11/26/08
AZL® Fusion Growth Fund	As of 11/26/08
AZL® Fusion Moderate Fund	As of 11/26/08
AZL® Balanced Index Strategy Fund	Opened 7/6/09
AZL® Moderate Index Strategy Fund	Opened 7/6/09
AZL® Fusion Conservative Fund	Opened 10/26/09
AZL ® Allianz Global Investors Select Fund	Opened 10/26/09; closed 10/15/10
AZL Fusion Edge Fund	Opened 04/30/10; closed 2/6/12
AZL MVP Fusion Balanced Fund	Closed 05/10/13
AZL MVP Fusion Moderate Fund	Closed 05/10/13
AZL MVP Invesco Equity and Income Fund	Opened 01/11/12
AZL MVP Growth Index Strategy Fund	Opened 01/11/12
AZL MVP Balanced Index Strategy Fund	Opened 01/11/12
AZL MVP Blackrock Global Allocation Fund	Opened 01/11/12
AZL MVP Franklin Templeton Founding Strategy Plus Fund	Opened 04/27/12
AZL MVP T. Rowe Price Capital Appreciation Fund	Opened 01/10/14

ELEVENTH AMENDMENT TO
MUTUAL FUND CUSTODY AND SERVICES AGREEMENT

This Amendment dated April 28, 2014 to the Mutual Fund Custody and Services Agreement effective November 26, 2008 (the “Agreement”) by and between ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “VIP Trust”), ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST (the “FOF Trust”) and THE BANK OF NEW YORK MELLON (the “Custodian”).

WHEREAS, the VIP Trust, the FOF Trust and the Custodian have entered into the Agreement;

WHEREAS, the parties wish to amend the Agreement in order to add the following Fund to the VIP Trust effective April 28, 2014:  AZL® Wells Fargo Large Cap Growth Fund; and

WHEREAS, the parties wish to amend the Agreement in order to remove the following funds from the VIP Trust:  AZL® Allianz AGIG Opportunity Fund; AZL® Allianz AGIC Growth Fund; and AZL® NACM International Growth Fund; and

WHEREAS, the parties wish to amend the Agreement in order to remove the following Funds from the FOF Trust:  AZL® MVP Fusion Balanced Fund; and AZL® MVP Fusion Moderate Fund; and

WHEREAS, in order to effectuate the above changes, Appendix F to the Agreement must be amended.

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1.	To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust, the FOF Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VIP Trust, the FOF Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Mike Tanski
Name: Mike Tanski
Title: VP Operations
Date: April 25, 2014

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By: /s/ Mike Tanski
Name: Mike Tanski
Title: VP Operations
Date: April 25, 2014

THE BANK OF NEW YORK MELLON

By: /s/ David J Pasternak
Name: David J. Pasternak
Title: Vice President
Date: April 25, 2014

 APPENDIX F
List of Funds
(as of 04/28/14)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Fund Name	Status

AZL® BlackRock Capital Appreciation Fund	Opened 11/26/08
AZL® BlackRock Global Allocation Fund	Opened 01/11/12
AZL® Dreyfus Research Growth Fund formerly (formerly AZL® Dreyfus Equity Growth Fund)(formerly AZL Dreyfus Founders Equity Growth Fund)	Opened 11/26/08; name change 04/27/09; named changed 04/27/12
AZL® Enhanced Bond Index Fund	Opened 05/01/09
AZL® Federated Clover Small Value Fund (formerly AZL® Franklin Small Cap Value Fund)(AZL® Columbia Small Cap Value merged)	Opened 11/26/08; name change 02/27/12; merger 11/27/13
AZL® Gateway Fund	Opened 04/30/10
AZL® Franklin Templeton Founding Strategy Plus Fund	Opened 10/26/09
AZL® International Index Fund	Opened 05/01/09
AZL® Invesco Equity and Income Fund (formerly AZL® Van Kampen Equity and Income Fund)	Opened 11/26/08; name change 05/02/11
AZL® Invesco Growth and Income Fund (formerly AZL® Van Kampen Growth and Income Fund)	Opened 11/26/08; name change 05/02/11
AZL® Invesco International Equity Fund (formerly AZL® AIM International Equity Fund)	Opened 11/26/08; name change 05/01/10
AZL® JPMorgan International Opportunities Fund (formerly AZL® Morgan Stanley International Equity Fund, AZL® Van Kampen International Equity Fund and AZL® Van Kampen Global Franchise Fund)	Opened 11/26/08; name change 10/26/09; name change 06/01/10; name change 05/02/11
AZL® JPMorgan U.S. Equity Fund (formerly AZL® Oppenheimer Main Street Fund)	Opened 11/26/08; name change 01/26/09
AZL® MFS Investors Trust Fund (formerly AZL® Jennison 20/20 Focus Fund)	Opened 11/26/08; name change 10/26/09
AZL® MFS Mid Cap Value Fund (formerly AZL® Columbia Mid Cap Value Fund)	Opened 11/26/08; name change 01/24/14
AZL® MFS Value Fund (formerly AZL® Eaton Vance Large Cap Value Fund; formerly AZL Van Kampen Comstock Fund)	Opened 11/26/08; name change 10/26/09; name change 09/14/12
AZL® Mid Cap Index Fund	Opened 05/01/09
AZL® Money Market Fund	Opened 11/26/08
AZL®Morgan Stanley Global Real Estate Fund (formerly AZL® Van Kampen Global Real Estate Fund)	Opened 11/26/08; name change 06/01/10
AZL® Morgan Stanley Mid Cap Growth Fund (formerly AZL®Van Kampen Mid Cap Growth Fund)	Opened 11/26/08; name change 06/01/10
Fund Name	Status
AZL®Oppenheimer Discovery Fund (formerly AZL® Turner Quantitative Small Cap Growth Fund)	Opened 11/26/08; name change 02/27/12
AZL® Pyramis Core Bond Fund	Opened 08/31/12
AZL® Russell 1000 Growth Index fund (formerly AZL® Russell 1000 Growth Fund)	Opened 04/30/10; name change 01/17/11
AZL® Russell 1000 Value Index Fund (formerly AZL® Russell 1000 Value Fund)	Opened 04/30/10; name change 01/17/11
AZL® S&P 500 Index Fund	Opened 11/26/08
AZL® Schroder Emerging Markets Equity Fund	Opened 11/26/08
AZL® Small Cap Stock Index Fund	Opened 11/26/08
AZL® T. Rowe Price Capital Appreciation Fund (formerly AZL® Davis New York Venture Fund)(formerly AZL® David NY Venture Fund)	Opened 11/26/08; name change 04/27/12; name change 11/26/13
AZL® Wells Fargo Large Cap Growth Fund	Opened 04/28/14

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Fund Name	Status
AZL® Balanced Index Strategy Fund	Opened 07/06/09
AZL® Growth Index Strategy Fund (formerly AZL® Moderate Index Strategy Fund)	Opened 07/06/09
AZL® MVP Balanced Index Strategy Fund	Opened 01/11/12
AZL®MVP BlackRock Global Allocation Fund	Opened 01/11/12
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	Opened 04/27/12
AZL® MVP Fusion Conservative Fund (formerly AZL® Fusion Conservative fund)	Opened 10/26/09; name change 04/26/13
AZL® MVP Fusion Growth Fund (formerly AZL® Fusion Growth Fund)	Opened 11/26/08; name change 04/26/13
AZL® MVP Fusion Moderate Fund (formerly AZL® Fusion Moderate Fund)	Opened 11/26/08; name change 04/26/13
AZL® MVP Growth Index Strategy Fund	Opened 01/11/12
AZL® MVP Invesco Equity and Income Fund	Opened 01/11/12
AZL® MVP T. Rowe Price Capital Appreciation Fund	Opened 01/10/14